UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange
Warrants to purchase Class A Shares	OWL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 1, 2022, Blue Owl Capital Inc. (the “Company”) issued a press release announcing the public offering (the “Offering”) of 10,698,180 shares of Class A common stock, par value $0.0001 per share (the “Class A Shares”), offered by the NBSH Blue Investments II, LLC (the “Selling Stockholder”).

On June 2, 2021, the Company issued a press release announcing the pricing of the Offering at a public offering price of $11.50 per share. The Company will not receive any of the proceeds from the Class A Shares being sold by the Selling Stockholder. The Offering is expected to close on June 6, 2022 subject to customary closing conditions.

Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively.

Underwriting Agreement

On June 1, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the underwriters (the “Underwriter”), and Selling Stockholder, relating to the Offering by the Selling Stockholder of 10,698,180 shares of Class A Shares, and a 30-day option granted to the Underwriters to purchase up to an additional 1,604,727 shares of Class A Shares from the Selling Stockholder, at a price to the public of $11.50 per share.

The Class A Shares in the Offering were offered on a prospectus supplement dated June 1, 2022, which amended and supplemented the prospectus dated August 2, 2021, which forms a part of the Company’s Registration Statement on Form S-1 (Registration No. 333-257190), which was initially filed with the Securities and Exchange Commission (“SEC”) on June 17, 2021, which was declared effective on August 2, 2021 and amended by Post-Effective Amendment No. 1 filed on April 21, 2022, which was declared effective on May 2, 2022, as supplemented by the prospectus supplement filed by the Company on May 5, 2022.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 1, 2022, by and among Blue Owl Capital Inc., NBSH Blue Investments II, LLC and BofA Securities, Inc. and Citigroup Global Markets Inc.

99.1	Press Release dated June 1, 2022

99.2	Press Release dated June 2, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.

Date: June 2, 2022	By:	/s/ Neena Reddy
	Name:	Neena Reddy
	Title:	General Counsel and Secretary

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